Exhibit 10(b)


                                 TRUST AGREEMENT
                                     BETWEEN

                     --------------------------------------

                                    [SPONSOR]


                                       AND

                        FIDELITY MANAGEMENT TRUST COMPANY

                                    [TRUSTEE]














                               DATED AS OF_______________________________, 199__





                                 IMPORTANT NOTE

THIS TRUST AGREEMENT MAY ONLY BE USED IN CONJUNCTION WITH THE CORPORATEPLAN FOR RETIREMENT SELECT PLAN ADOPTION AGREEMENT AND BASIC PLAN DOCUMENT. AN EMPLOYER MAY NOT RELY SOLELY ON SAID DOCUMENTS TO ENSURE THAT THE PLAN IS "UNFUNDED AND MAINTAINED PRIMARILY FOR THE PURPOSE OF PROVIDING DEFERRED COMPENSATION TO A SELECT GROUP OF MANAGEMENT OR HIGHLY COMPENSATED EMPLOYEES" AND EXEMPT FROM PARTS 2 THROUGH 4 OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 WITH RESPECT TO THE EMPLOYER'S PARTICULAR SITUATION. FIDELITY MANAGEMENT TRUST COMPANY, ITS AFFILIATES AND EMPLOYEES MAY NOT PROVIDE YOU WITH LEGAL ADVICE IN CONNECTION WITH THE EXECUTION OF THIS DOCUMENT. THIS DOCUMENT SHOULD BE REVIEWED BY YOUR ATTORNEY AND/OR ACCOUNTANT PRIOR TO EXECUTION.

                                TABLE OF CONTENTS


SECTION                                                                                            PAGE

SECTION  1...........................................................................................1
         1.Trust.....................................................................................1
                  (a) Establishment..................................................................1
                  (b) Grantor Trust..................................................................1
                  (c) Trust Assets...................................................................1
                  (d) Non-Assignment.................................................................1
SECTION  2...........................................................................................2
         2. Payments to Sponsor......................................................................2
SECTION  3...........................................................................................2
         3. Disbursements............................................................................2
                  (a) Directions from Administrator..................................................2
                  (b) Limitations....................................................................2
SECTION  4...........................................................................................2
         4. Investment of Trust......................................................................2
                  (a) Selection of Investment Options................................................2
                  (b) Available Investment Options...................................................2
                  (c) Investment Direction...........................................................3
                  (d) Mutual Funds...................................................................3
                  (e) Trustee Powers.................................................................4
SECTION  5...........................................................................................5
         5. Recordkeeping and Administrative Services to be Performed................................5
                  (a) General........................................................................5
                  (b) Accounts.......................................................................5
                  (c) Inspection and Audit...........................................................5
                  (d) Effect of Plan Amendment.......................................................5
                  (e) Returns, Reports and Information...............................................6
SECTION  6...........................................................................................6
         6. Compensation and Expenses................................................................6
SECTION  7...........................................................................................6
         7. Directions and Indemnification...........................................................6
                  (a) Identity of Administrator......................................................6
                  (b) Directions from Administrator..................................................6
                  (c) Directions from Sponsor........................................................6
                  (d) Indemnification................................................................7
                  (e) Survival.......................................................................7
SECTION  8...........................................................................................7
         8. Resignation or Removal if Trustee........................................................7
                  (a) Resignation....................................................................7
                  (b) Removal........................................................................7
SECTION  9...........................................................................................7
         9. Successor Trustee........................................................................7
                  (a) Appointment....................................................................7
                  (b) Acceptance.....................................................................7
                  (c) Corporate Action...............................................................8
SECTION  10..........................................................................................8
         10. Termination.............................................................................8
SECTION  11..........................................................................................8
         11. Resignation, Removal, and Termination Notices...........................................8


SECTION  12..........................................................................................8
         12. Duration................................................................................8
SECTION  13..........................................................................................8
         13. Insolvency of Sponsor...................................................................8
SECTION  14..........................................................................................9
         14. Amendment or Modification...............................................................9
SECTION  15..........................................................................................10
         15. General.................................................................................10
                  (a) Performance by Trustee, its Agents or Affiliates...............................10
                  (b) Entire Agreement...............................................................10
                  (c) Waiver.........................................................................10
                  (d) Successors and Assigns.........................................................10
                  (e) Partial Invalidity.............................................................10
                  (f) Section Headings...............................................................10
SECTION  16..........................................................................................11
         16. Governing Law...........................................................................11
                  (a) Massachusetts Law Controls.....................................................11
                  (b) Trust Agreement Controls.......................................................11


TRUST AGREEMENT, dated as of the_______day of___________________,199___, between ______________________________a________________corporation, having an office at_____________ _________________________(the "SPONSOR"), and FIDELITY
MANAGEMENT TRUST COMPANY, a Massachusetts trust company, having an office at 82 Devonshire Street, Boston, Massachusetts 02109 (the "TRUSTEE").

                                   WITNESSETH:

         WHEREAS, THE SPONSOR IS THE SPONSOR OF THE
____________________________________ (THE "PLAN"); AND

         WHEREAS, THE SPONSOR WISHES TO ESTABLISH AN IRREVOCABLE TRUST AND TO CONTRIBUTE TO THE TRUST ASSETS THAT SHALL BE HELD THEREIN, SUBJECT TO THE CLAIMS OF SPONSOR'S CREDITORS IN THE EVENT OF SPONSOR'S INSOLVENCY, AS HEREIN DEFINED, UNTIL PAID TO PLAN PARTICIPANTS AND THEIR BENEFICIARIES IN SUCH MANNER AND AT SUCH TIMES AS SPECIFIED IN THE PLAN; AND

         WHEREAS, IT IS THE INTENTION OF THE SPONSOR THAT THIS TRUST SHALL CONSTITUTE AN UNFUNDED ARRANGEMENT AND SHALL NOT AFFECT THE STATUS OF THE PLAN AS AN UNFUNDED PLAN MAINTAINED FOR THE PURPOSE OF PROVIDING DEFERRED COMPENSATION FOR A SELECT GROUP OF MANAGEMENT OR HIGHLY COMPENSATED EMPLOYEES FOR PURPOSES OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 ("ERISA"); AND

         WHEREAS, IT IS THE INTENTION OF THE SPONSOR TO MAKE CONTRIBUTIONS TO THE TRUST TO PROVIDE ITSELF WITH A SOURCE OF FUNDS TO ASSIST IT IN THE MEETING OF ITS LIABILITIES UNDER THE PLAN; AND

         WHEREAS, THE TRUSTEE IS WILLING TO HOLD AND INVEST THE AFORESAID ASSETS IN TRUST AMONG SEVERAL INVESTMENT OPTIONS SELECTED BY THE SPONSOR; AND

         WHEREAS, THE SPONSOR WISHES TO HAVE THE TRUSTEE PERFORM CERTAIN MINISTERIAL RECORDKEEPING AND ADMINISTRATIVE FUNCTIONS UNDER THE PLAN; AND

         WHEREAS, THE EMPLOYER OR SUCH OTHER INDIVIDUAL NAMED IN THE PLAN IS THE ADMINISTRATOR OF THE PLAN; AND

         WHEREAS, THE TRUSTEE IS WILLING TO PERFORM RECORDKEEPING AND ADMINISTRATIVE SERVICES FOR THE PLAN IF THE SERVICES ARE PURELY MINISTERIAL IN NATURE AND ARE PROVIDED WITHIN A FRAMEWORK OF PLAN PROVISIONS, GUIDELINES AND INTERPRETATIONS CONVEYED IN WRITING TO THE TRUSTEE BY THE ADMINISTRATOR.

         NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING PREMISES AND THE MUTUAL COVENANTS AND AGREEMENTS SET FORTH BELOW, THE SPONSOR AND THE TRUSTEE AGREE AS FOLLOWS:

SECTION  1.


1.TRUST.

         (a) ESTABLISHMENT.

         The Sponsor hereby establishes a trust (hereinafter the "Trust"), with the Trustee. The Trust shall consist of an initial contribution of money or other property acceptable to the Trustee in its sole discretion, made by the Sponsor or transferred from a previous trustee under the Plan, such additional sums of money as shall from time to time be delivered to the Trustee under the Plan, all investments made therewith and proceeds thereof, and all earnings and profits thereon, less the payments that are made by the Trustee as provided herein, without distinction between principal and income. The Trustee hereby accepts the Trust on the terms and conditions set forth in this Agreement. In accepting this Trust, the Trustee shall be accountable for the assets received by it, subject to the terms and conditions of this Agreement.

         (b) GRANTOR TRUST

         The Trust is intended to be a grantor trust, of which the Sponsor is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

         (c) TRUST ASSETS.

         The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Sponsor and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Sponsor. Any assets held by the Trust will be subject to the claims of the Sponsor's general creditors under federal and state law in the event of Insolvency, as defined in Section 13(a).

         (d) NON-ASSIGNMENT.

         Benefit payments to Plan participants and their beneficiaries funded under this Trust may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered, or subjected to attachment, garnishment, levy, execution, or other legal or equitable process.

SECTION  2.


2. PAYMENTS TO SPONSOR.

         Except as provided under Section 13, the Sponsor shall have no right to retain or divert to others any of the Trust assets before all payment of benefits have been made to the participants and their beneficiaries pursuant to the terms of the Plan.


SECTION  3.

3. DISBURSEMENTS.


         (a) DIRECTIONS FROM ADMINISTRATOR.

         The Trustee shall disburse monies to the Sponsor for benefit payments in the amounts that the Administrator directs from time to time in writing. The Trustee shall have no responsibility to ascertain any direction's compliance with the terms of the Plan or of any applicable law. The Trustee shall not be responsible for making benefit payments to participants under the Plan, nor shall the Trustee be responsible for any Social Security or Federal, State or local income tax reporting or withholding with respect to such Plan benefits.

         (b) LIMITATIONS.

         The Trustee shall not be required to make any disbursement in excess of the net realizable value of the assets of the Trust at the time of the disbursement. The Trustee shall not be required to make any disbursement in cash unless the Administrator has provided a written direction as to the assets to be converted to cash for the purpose of making the disbursement.


SECTION  4.


4. INVESTMENT OF TRUST.


         (a) SELECTION OF INVESTMENT OPTIONS.

         The Trustee shall have no responsibility for the selection of investment options under the Trust and shall not render investment advice to any person in connection with the selection of such options.

         (b) AVAILABLE INVESTMENT OPTIONS.

         In accordance with Section 1.14 of the Plan, the Sponsor shall direct the Trustee as to the investment options available under the Trust provided, however, that the Trustee shall not be considered a fiduciary with investment discretion. The Sponsor may add additional investment options with the consent of the Trustee and upon amendment of the Plan.

         (c) INVESTMENT DIRECTION.

         In order to provide for an accumulation of assets comparable to the contractual liabilities accruing under the Plan, the Sponsor may direct the Trustee in writing to invest the assets held in the Trust to correspond to the hypothetical investments made for Participants under the Plan. Such directions may be made by Plan participants by use of the telephone exchange system maintained for such purposes by the Trustee or its agent. In the event that the Trustee fails to receive a proper direction from the Sponsor or from Participants, the assets in question shall be invested in Fidelity Retirement Money Market Fund, or such other fund designated by the Sponsor for this purpose, until the Trustee receives a proper direction.

         (d) MUTUAL FUNDS.

         The Sponsor hereby acknowledges that it has received from the Trustee a copy of the prospectus for each Mutual Fund selected by the Sponsor as a Plan investment option. Trust investment in Mutual Funds shall be subject to the following limitations:

                  (i)      EXECUTION OF PURCHASES AND SALES.

         Purchase and sales of Mutual Funds (other than for Exchanges) shall be made on the date on which the Trustee receives from the Sponsor in good order all information and documentation necessary to accurately effect such purchases and sales (or in the case of a purchase, the subsequent date on which the Trustee has received a wire transfer of funds necessary to make such purchase). Exchanges of Mutual Funds shall be made on the same business day that the Trustee receives a proper direction if received before 4:00 p.m. eastern time; if the direction is received after 4:00 p.m. eastern time, the exchange shall be made the following day.

                  (ii)     VOTING.

         At the time of mailing of notice of each annual or special stockholders' meeting of any Mutual Fund, the Trustee shall send a copy of the notice and all proxy solicitation materials to each Plan participant who has shares of the Mutual Fund credited to the participant's account, together with a voting direction form for return to the Trustee or its designee. The participant shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the shares credited to the participant's accounts (both vested and unvested). The Trustee shall vote the shares as directed by the participant. The Trustee shall not vote shares for which it has received no directions from the participant. During the participant recordkeeping reconciliation ("transition") period, the Sponsor shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the shares of the Mutual Funds in the Trust. With respect to all rights other than the right to vote, the Trustee shall follow the directions of the participant and if no such directions are received, the directions of the Sponsor. The Trustee shall have no duty to solicit directions from participants or the Sponsor.

         (e) TRUSTEE POWERS.

         The Trustee shall have the following powers and authority:

                           (i) Subject to paragraphs (b),(c) and (d) of this
         Section 4, to sell, exchange, convey, transfer, or otherwise dispose of any property held in the Trust, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or other property delivered to the Trustee or to inquire into the validity, expediency, or propriety of any such sale or other disposition.

                           (ii) To cause any securities or other property held as part of the Trust to be registered in the Trustee's own name, in the name of one or more of its nominees, or in the Trustee's account with the Depository Trust Company of New York and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust.

                           (iii) To keep that portion of the Trust in cash or cash balances as the Sponsor or Administrator may, from time to time, deem to be in the best interest of the Trust..

                           (iv) To make, execute, acknowledge, and deliver any and all documents of transfer or conveyance and to carry out the powers herein granted.

                           (v) To settle, compromise, or submit to arbitration any claims, debts, or damages due to or arising from the Trust; to commence or defend suits or legal or administrative proceedings; to represent the Trust in all suits and legal and administrative hearings; and to pay all reasonable expenses arising from any such action, from the Trust if not paid by the Sponsor.

                           (vi) To employ legal, accounting, clerical, and other assistance as may be required in carrying out the provisions of this Agreement and to pay their reasonable expenses and compensation from the Trust if not paid by the Sponsor.

                           (vii) To do all other acts although not specifically mentioned herein, as the Trustee may deem necessary to carry out any of the foregoing powers and the purposes of the Trust.

                  Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

SECTION  5.


5. RECORDKEEPING AND ADMINISTRATIVE SERVICES TO BE PERFORMED

         (a) GENERAL

         The Trustee shall perform those recordkeeping and administrative functions described in the CORPORATEplan for Retirement Select Plan Service Agreement between the Trustee and the Sponsor ("Service Agreement").

         (b) ACCOUNTS.

         The Trustee shall keep accurate accounts of all investments, receipts, disbursements, and other transactions hereunder and shall report the value of the assets held in the Trust as of the last day of each fiscal quarter of the Plan and, if not on the last day of a fiscal quarter, the date on which the Trustee resigns or is removed as provided in
         Section 8 of this Agreement or is terminated as provided in Section 10 (the "Reporting Date"). Within thirty(30) days following each Reporting Date or within sixty (60) days in the case of a Reporting date caused by the resignation or removal of the Trustee, or the termination of this Agreement, the Trustee shall file with the Administrator a written account setting forth all investments, receipts, disbursements, and other transactions effected by the Trustee between the Reporting Date and the prior Reporting Date, and setting forth the value of the Trust as of the Reporting date. Except as otherwise required under applicable law, upon the expiration of six(6) months from the date of filing such account with the Administrator, the Trustee shall have no liability or further accountability to anyone with respect to the propriety of its acts or transactions shown in such account, except with respect to such acts or transactions as to which the Sponsor shall within such six(6) month period file with the Trustee written objections.

         (c) INSPECTION AND AUDIT

         All records generated by the Trustee in accordance with paragraphs(a) and (b) shall be open to inspection and audit, during the Trustee's regular business hours prior to the termination of this Agreement, by the Administrator or any person designated by the Administrator. Upon the resignation or removal of the Trustee or the termination of this Agreement, the Trustee shall provide to the Administrator, at no expense to the Sponsor, in the format regularly provided to the Administrator, a statement of each participant's accounts as of the resignation, removal, or termination, and the Trustee shall provide to the Administrator or the Plan's new recordkeeper such further records as are reasonable, at the Sponsor's expense.

         (d) EFFECT OF PLAN AMENDMENT

         The Trustee's provision of the recordkeeping and administrative services set forth in this Section 5 shall be conditioned on the Sponsor delivering to the Trustee a copy of any amendment to the Plan as soon as administratively feasible following the amendment's adoption, and on the Administrator providing the Trustee on a timely basis with all the information the Administrator deems necessary for the Trustee to perform the recordkeeping and administrative services and such other information as the Trustee may reasonably request.

         (e) RETURNS, REPORTS AND INFORMATION

         The Administrator shall be responsible for the preparation and filing of all returns, reports, and information required of the Trust or Plan by law including but not limited to any annual fiduciary tax return. The Trustee shall provide the Administrator with such information as the Administrator may reasonably request to make these filings. The Administrator shall also be responsible for making any disclosures to participants required by law.


SECTION  6.


6. COMPENSATION AND EXPENSES.

         As consideration for its services, the Trustee shall be entitled to the fees computed and billed in accordance with the Service Agreement. All expenses of the Trustee relating directly to the acquisition and disposition of investments constituting part of the Trust, and all taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust or the income thereof, shall be a charge against and paid from the appropriate Plan participants' accounts


SECTION  7.


7. DIRECTIONS AND INDEMNIFICATION

         (a) IDENTITY OF ADMINISTRATOR.

         The Trustee shall be fully protected in relying on the fact that the Administrator under the Plan is the individual or persons named as such above or such other individuals or persons as the Sponsor may notify the Trustee in writing.

         (b) DIRECTIONS FROM ADMINISTRATOR.

         Whenever the Administrator provides a direction to the Trustee, the Trustee shall not be liable for any loss, or by reason of any breach, arising from the direction if the direction is contained in a writing (or is oral and immediately confirmed in written) signed by any individual whose name and signature have been submitted (and not withdrawn) in writing to the Trustee in the Service Agreement provided the Trustee reasonably believes the signature of the individual to be genuine. Such direction may be made via EDT in accordance with procedures agreed to by the Administrator and the Trustee; provided, however, that the Trustee shall be fully protected in relying on such direction as if it were a direction made in writing by the Administrator. The Trustee shall have no responsibility to ascertain any direction's (i) accuracy, (ii) compliance with the terms of the Plan or any applicable law, or (iii) effect for tax purposes or otherwise.

         (c) DIRECTIONS FROM SPONSOR

         The Trustee shall not be liable for any loss which arises from the Sponsor's exercise or non-exercise of rights under Section 4 over the assets in a participant's account.

         (d) INDEMNIFICATION.

         The Sponsor shall indemnify the Trustee against, and hold the Trustee harmless from, any and all loss, damage, penalty, liability, cost, and expense, including without limitation, reasonable attorneys' fees and disbursements, that may be incurred by, imposed upon, or asserted against the Trustee by reason of any claim, regulatory proceeding or litigation arising from any act done or omitted to be done by any individual or person with respect to the Plan or Trust, excepting only any and all loss, etc., to the extent or failure to properly discharge its responsibilities under this Agreement or applicable law arising solely from the Trustee's negligence or bad faith.


         (e) SURVIVAL.

         The provisions of this Section 7 shall survive the termination of this Agreement.


SECTION  8.


8. RESIGNATION OR REMOVAL IF TRUSTEE.

         (a) RESIGNATION.

         The Trustee may resign at any time upon sixty (60) days' notice in writing to the Sponsor, unless a shorter period of notice is agreed upon by the Sponsor.

         (b) REMOVAL.

         The Sponsor may remove the Trustee at any time upon sixty(60) days' notice in writing to the Trustee, unless a shorter period of notice is agreed upon by the Trustee.


SECTION  9.


9. SUCCESSOR TRUSTEE.

         (a) APPOINTMENT

         If the office of Trustee becomes vacant for any reason, the Sponsor may in writing appoint a successor trustee under this Agreement. The successor trustee shall have all of the rights, powers, privileges, obligations, duties, liabilities, and immunities granted to the Trustee under this Agreement. The successor trustee and predecessor trustee shall not be liable for the acts or omissions of the other with respect to the Trust.

         (b) ACCEPTANCE.

         When the successor trustee accepts its appointment under this Agreement, title to and possession of the Trust assets shall immediately vest in the successor trustee without any further action on the part of the predecessor trustee. The predecessor trustee shall execute all instruments and do all acts that reasonably may be necessary or reasonably may be requested in writing by the Sponsor or the successor trustee to vest title to all Trust assets in the successor trustee or to deliver all Trust assets to the successor trustee.

         (c) CORPORATE ACTION.

         Any successor of the Trustee or successor trustee, through sale or transfer of the business or trust department of the Trustee or successor trustee, or through reorganization, consolidation, or merger, or any similar transaction, shall, upon consummation of the transaction, become the successor trustee under the Agreement.

SECTION  10.

10. TERMINATION.

         This Agreement may be terminated at any time by the Sponsor upon sixty
         (60) days' notice in writing to the Trustee. On the date of the termination of this Agreement, the Trustee shall forthwith transfer and deliver to such individual or entity as the Sponsor shall designate, all cash and assets then constituting the Trust. If, by the termination date, the Sponsor has not notified the Trustee in writing as to whom the assets and cash are to be transferred and delivered, the Trustee may bring an appropriate action or proceeding for leave to deposit the assets and cash in a court of competent jurisdiction. The Trustee shall be reimbursed by the Sponsor for all costs and expenses of the action or proceeding including, without limitation, reasonable attomeys' fees and disbursements.

SECTION  11.

11. RESIGNATION, REMOVAL, AND TERMINATION NOTICES.

         All notices of resignation, removal, or termination under this Agreement must be in writing and mailed to the party to which the notice is being given by certified or registered mail, return receipt requested, to the Sponsor at the address designated in the Service Agreement, and to the Trustee at the afore-mentioned address or to such other addresses as the parties have notified each other of in the foregoing manner.

SECTION  12.

12. DURATION.

         This Trust shall continue in effect without limit as to time, subject, however, to the provisions of this Agreement relating to amendment, modification, and termination thereof.

SECTION  13.

13. INSOLVENCY OF SPONSOR

                  (a) Trustee shall cease disbursement of funds for payment of benefits to Plan participants and their beneficiaries if the Sponsor is Insolvent. Sponsor shall be considered "Insolvent" for purposes of this Trust Agreement if (i) Sponsor is unable to pay its debts as they become due or (ii) Sponsor is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.


                  (b) All times during the continuance of this Trust, the principal and income of the Trust shall be subject to claims of general creditors of the Sponsor under federal and state Law as set forth below.

                           (i) The Board of Directors and the Chief Executive Officer of the Sponsor shall have the duty to inform Trustee in writing of Sponsor's Insolvency. If a person claiming to be a creditor of the Sponsor alleges in writing to trustee that Sponsor has become Insolvent, Trustee shall determine whether Sponsor is

         Insolvent and pending such determination, Trustee shall discontinue disbursements for payment of benefits to Plan participants or their beneficiaries.

                           (ii) Unless Trustee has actual knowledge of Sponsor's Insolvency, or has received notice from Sponsor or a person claiming to be a creditor alleging that Company is Insolvent, Trustee shall have no duty to inquire whether Sponsor is Insolvent. Trustee may in all events rely on such evidence concerning Sponsor's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Sponsor's solvency.

                           (iii) If any time Trustee has determined that Sponsor is Insolvent, Trustee shall discontinue disbursements for payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Sponsor's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of Sponsor with respect to benefits due under the Plan or otherwise.

                           (iv) Trustee shall resume disbursement for the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after Trustee has determined that Sponsor is not Insolvent (or is no longer Insolvent).


                  (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to (a) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by Sponsor in lieu of the payments provided for hereunder during any such period of discontinuance.

SECTION  14.

14. AMENDMENT OR MODIFICATION

         This agreement may be amended or modified at any time and from time to time only by an instrument executed by both the Sponsor and the Trustee.

SECTION  15.

15. GENERAL

         (a) PERFORMANCE BY TRUSTEE, ITS AGENTS OR AFFILIATES

         The sponsor acknowledges and authorizes that the services to be provided under this Agreement shall be provided by the Trustee, its agents or affiliates, including Fidelity Investments Institutional Operations Company or its successor, and that certain of such services may be provided pursuant to one or more other contractual agreements or relationships.

         (b) ENTIRE AGREEMENT.

         This Agreement contains all of the terms agreed upon between the parties with respect to the subject matter hereof.


         (c) WAIVER

         No waiver by either party of any failure or refuse all to comply with an obligation hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.

         (d) SUCCESSORS AND ASSIGNS


         The stipulations in this Agreement shall inure to the benefit of, and shall bind, the successors and assigns of the respective parties.

         (e) PARTIAL INVALIDITY.

         If any term or provision of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         (f) SECTION HEADINGS.

         The headings of the various sections and subsections of this Agreement have been inserted only for the purposes of convenience and are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Agreement.

SECTION  16.


16. GOVERNING LAW.

         (a) MASSACHUSETTS LAW CONTROLS.

         This Agreement is being made in the Commonwealth of Massachusetts, and the Trust shall be administered as a Massachusetts trust. The validity, construction, effect and administration of this Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, except to the extent those laws are superseded under Section 514 of ERISA.

         (b) TRUST AGREEMENT CONTROLS.

         The Trustee is not a party to the Plan, and in the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of this Agreement shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.



                                                       [SPONSOR]

Attest:                                   By
       -------------------------------      -----------------------------------
               [Title]                                  [Title]



                                          FIDELITY MANAGEMENT TRUST COMPANY
                                          [TRUSTEE]



                                          By
                                             ----------------------------------
                                                        [Title]

                                   CPR SELECT

                  THE CORPORATEPLAN FOR RETIREMENT SELECT PLAN




                               ADOPTION AGREEMENT











                                 IMPORTANT NOTE

THIS DOCUMENT IS NOT AN IRS APPROVED PROTOTYPE PLAN. AN ADOPTING EMPLOYER MAY NOT RELY SOLELY ON THIS PLAN TO ENSURE THAT THE PLAN IS "UNFUNDED AND MAINTAINED PRIMARILY FOR THE PURPOSE OF PROVIDING DEFERRED COMPENSATION TO A SELECT GROUP OF MANAGEMENT OR HIGHLY COMPENSATED EMPLOYEES" AND EXEMPT FROM PARTS 2 THROUGH 4 OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 WITH RESPECT TO THE EMPLOYER'S PARTICULAR SITUATION. FIDELITY MANAGEMENT TRUST COMPANY, ITS AFFILIATES AND EMPLOYEES MAY NOT PROVIDE YOU WITH LEGAL ADVICE IN CONNECTION WITH THE EXECUTION OF THIS DOCUMENT. THIS DOCUMENT SHOULD BE REVIEWED BY YOUR ATTORNEY AND/OR ACCOUNTANT PRIOR TO EXECUTION.

                               ADOPTION AGREEMENT
                                    ARTICLE 1



1.01     PLAN INFORMATION

         (a)      NAME OF PLAN:

This is the   LAWTER INTERNATIONAL, INC. NON-QUALIFIED DEFERRED COMPENSATION
              ---------------------------------------------------------------
              Plan (the "Plan").


         (b)      NAME OF PLAN ADMINISTRATOR, IF NOT THE EMPLOYER:

                  -------------------------------------------------------------

                  Address:
                          -----------------------------------------------------

                  Phone Number:
                               ------------------------------------------------

                  The Plan Administrator is the agent for service of legal process for the Plan.


         (c)      THREE DIGIT PLAN NUMBER:           004
                                          -------------------------------------

         (d)      PLAN YEAR END (month/day):         12/31
                                            -----------------------------------
         (e)      PLAN STATUS (check one):

                  (1)  /  /      Effective Date of new Plan:     1/1/98
                                                            -------------------
                  (2)  /  /      Amendment Effective Date:
                                                            -------------------

                               The original effective date of the Plan:
                                                                       --------

1.02     EMPLOYER

         (a)      THE EMPLOYER IS:  Lawter INTERNATIONAL, INC

                 Address:                   One Terra Way
                                            8601 95th St.
                           Pleasant Prairie, WI 53158

                 Contact's Name:    Mark Joslin

                 Telephone Number:  414-947-7300


                  (1)      Employer's Tax Identification Number:   36-1370818
                                                                  -----------
                  (2)      Business form of Employer (check one):

                           (A) / x /  Corporation

                           (B) /   /  Sole proprietor or partnership

                           (C) /   /  Subchapter S Corporation

                  (3)      Employer's fiscal year end:        12/31
                                                      -----------------------

         (b) THE TERM "EMPLOYER" INCLUDES THE FOLLOWING RELATED EMPLOYER(S) (as defined in Section 2.01(a)(21)):


------------         -----------------------------------------------------------

------------         -----------------------------------------------------------

------------         -----------------------------------------------------------

------------         -----------------------------------------------------------

------------         -----------------------------------------------------------

1.03     COVERAGE


         (a) ONLY THOSE EMPLOYEES LISTED IN ATTACHMENT A WILL BE ELIGIBLE TO PARTICIPATE IN THE PLAN.

         (b) THE ENTRY DATE(S) SHALL BE (check one):

                  (1)  /  /   the first day of each Plan Year.

                  (2)  /  /   the first day of each Plan Year and the date six
                              months later.

                  (3)  /  /   the first day of each Plan Year and the first
                              day of the fourth, seventh, and tenth months.

                  (4)  /x /   the first day of each month.


1.04     COMPENSATION

        FOR PURPOSES OF DETERMINING CONTRIBUTIONS UNDER THE PLAN, COMPENSATION SHALL BE AS DEFINED IN SECTION 2.01(a)(6), BUT EXCLUDING (check the appropriate box(es)):

         (a)     / X /  Overtime Pay.

         (b)     /   /  Bonuses.

         (c)     /   /  Commissions.

         (d)     /   /  The value of a qualified or a non-qualified stock
                        option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

         (e)    /   /   No exclusions.

1.05     CONTRIBUTIONS

         (a)      DEFERRAL CONTRIBUTIONS THE EMPLOYER SHALL MAKE A
                  DEFERRAL CONTRIBUTION IN ACCORDANCE WITH SECTION 4.01 ON BEHALF OF EACH PARTICIPANT WHO HAS AN EXECUTED SALARY REDUCTION AGREEMENT IN EFFECT WITH THE EMPLOYER FOR THE PLAN YEAR (OR PORTION OF THE PLAN YEAR) IN QUESTION, NOT TO EXCEED _____50____% OF COMPENSATION FOR THAT PLAN YEAR.

         (b)     / X /     MATCHING CONTRIBUTIONS

                  (1) THE EMPLOYER SHALL MAKE A MATCHING CONTRIBUTION ON BEHALF OF EACH PARTICIPANT IN AN AMOUNT EQUAL TO THE FOLLOWING PERCENTAGE OF A PARTICIPANT'S DEFERRAL CONTRIBUTIONS DURING THE PLAN YEAR (check one):

                           (A)   /  /      50%

                           (B)   /  /      100%

                           (C)   /  /         %
                                          ----
                           (D)   /  /   (Tiered Match) ___________% of the
                               first ________% of the Participant's
                               Compensation contributed to the Plan,

                               ________% of the next __________% of the
                               Participant's Compensation contributed to the
                               Plan,

                               ___________% of the next ___________% of the
                               Participant's Compensation contributed to the
                               Plan.

                           (E)  /   / The percentage declared for the year, if
                                      any, by a Board of Directors' resolution.

                           (F) /   / Other:
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------

                  (2) /   / MATCHING CONTRIBUTION LIMITS (check the appropriate
                            box(es)):

                           (A)  /  / Deferral Contributions in excess
                                     of ________% of the Participant's
                                     Compensation for the period in
                                     question shall not be considered for
                                     Matching Contributions.

                                 Note:   If the Employer elects a percentage
                                         limit in (A) above and requests the
                                         Trustee to account separately for
                                         matched and unmatched Deferral
                                         Contributions, the Matching
                                         Contributions allocated to each
                                         Participant must be computed, and the
                                         percentage limit applied, based upon
                                         each period.

                           (B)  /  /  Matching
                                     Contributions for each Participant for each Plan Year shall be limited to $___________.


                  (3)      ELIGIBILITY REQUIREMENT(S) FOR MATCHING CONTRIBUTIONS

                           A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(a) shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (B) and (C) may not be elected together):



                         (A)   /   / Is employed by the
                                     Employer on the last day of the Plan Year.

                         (B)   /   / Earns at least 500 Hours
                                     of Service during the Plan Year.

                         (C)   /   / Earns at least 1,000
                                     Hours of Service during the Plan Year.

                         (D)   / x / No requirements.


                         NOTE: If option (A), (B) or (C) above is selected then Matching Contributions can only be MADE by the Employer AFTER the Plan Year ends. Any Matching Contribution made before Plan Year end shall not be subject to the eligibility requirements of this Section 1.05(b)(3)).

1.06    DISTRIBUTION DATES

                  A Participant may elect to receive a distribution or commence distributions from his Account pursuant to Section 8.02 upon the following date(s) (check the appropriate box(es). If Option (c) is elected, then options (a) and (b) may not be elected):


                   (a) /  /  ATTAINMENT OF NORMAL RETIREMENT AGE.  NORMAL
                             RETIREMENT AGE UNDER THE PLAN IS (check one):

                                    (1)     /  /    age 65.

                                    (2)     /  /    age ____ (specify from 55
                                                    through 64).

                                    (3)     /x /    later of the age 35  (can
                                                    not exceed 65) or the
                                                    fifth anniversary of the
                                                    Participant's Commencement
                                                    Date.

                   (b) /  / ATTAINMENT OF EARLY RETIREMENT AGE. EARLY
                       RETIREMENT AGE IS THE FIRST DAY OF THE MONTH AFTER THE PARTICIPANT ATTAINS AGE ____ (SPECIFY 55 OR GREATER) AND COMPLETES _______ YEARS OF SERVICE FOR VESTING.

                   (c) / x / TERMINATION OF EMPLOYMENT WITH THE EMPLOYER.

1.07    VESTING SCHEDULE

       (a) THE PARTICIPANT'S VESTED PERCENTAGE IN MATCHING CONTRIBUTIONS ELECTED IN SECTION 1.05(b) SHALL BE BASED UPON THE SCHEDULE(S) SELECTED BELOW.

                  (1) /   /  N/A - No Matching Contributions
                  (2) /   /  100% Vesting immediately
                  (3) /   /  3 year cliff (see C below)
                  (4) /   /  5 year cliff (see D below)
                  (5) /   /  6 year graduated (see E below)
                  (6) /   /  7 year graduated (see F below)
                  (7) / X /  G below
                  (8) /   /  Other (Attachment "B")


                       YEARS OF                                          VESTING SCHEDULE
                     SERVICE FOR
                       VESTING             C              D              E               F              G
                     ------------        -----          ------         -----           -----          -----
                          0                 0%             0%             0%              0%             0
                          1                 0%             0%             0%              0%            10
                          2                 0%             0%            20%              0%            20
                          3               100%             0%            40%             20%            30
                          4               100%             0%            60%             40%            50
                          5               100%           100%            80%             60%            60
                          6               100%           100%           100%             80%            80
                          7               100%           100%           100%            100%           100%


         (b) /  / YEARS OF SERVICE FOR VESTING SHALL EXCLUDE
            (check one):

                  (1)    /  / for new plans, service prior to the Effective
                              Date as defined in Section 1.01(e)(1).

                  (2)    /  / for existing plans converting from another plan
                              document, service prior to the original Effective Date as defined in Section 1.01(e)(2).

         (c) / / A PARTICIPANT WILL FORFEIT HIS MATCHING CONTRIBUTIONS UPON THE OCCURRENCE OF THE FOLLOWING EVENT (S):
                                                       ------------------------

                                                       ------------------------

                                                       ------------------------

                                                       ------------------------

         (d) A PARTICIPANT WILL BE 100% VESTED IN HIS MATCHING CONTRIBUTIONS UPON (CHECK THE APPROPRIATE BOX(ES), IF ANY):

                  (1) /   /   Normal Retirement Age (as defined in
                              Section 1.06(a)).

                  (2) /   /   Early Retirement Age (as defined in Section
                              1.06(b)).

                  (3) / x /   Death


1.08     PREDECESSOR EMPLOYER SERVICE

         /   / SERVICE FOR PURPOSES OF VESTING IN SECTION
               1.07(a) SHALL INCLUDE SERVICE WITH THE FOLLOWING EMPLOYER(S):

         (a)
             ------------------------------------------------------------------

         (b)
             ------------------------------------------------------------------

         (c)
             ------------------------------------------------------------------

         (d)
             ------------------------------------------------------------------


1.09    HARDSHIP WITHDRAWALS

        PARTICIPANT WITHDRAWALS FOR HARDSHIP PRIOR TO TERMINATION OF EMPLOYMENT (check one):

         (a)      / X / WILL BE ALLOWED IN ACCORDANCE WITH SECTION 7.07,
                        SUBJECT TO A $1000 MINIMUM AMOUNT. (MUST BE AT LEAST $1,000)

         (b)      /   / WILL NOT BE ALLOWED.



1.10    DISTRIBUTIONS

         SUBJECT TO ARTICLES 7 AND 8, DISTRIBUTIONS UNDER THE PLAN WILL BE PAID (check the appropriate box(es)):

         (a)    / X /   AS A LUMP SUM.

         (b)    /   /   UNDER A SYSTEMATIC WITHDRAWAL PLAN (INSTALLMENTS) NOT
                        TO EXCEED 10 YEARS.

1.11    INVESTMENT DECISIONS

         (a)      INVESTMENT DIRECTIONS

                  Investments in which the Accounts of Participants shall be treated as invested and reinvested shall be directed (check one):

                  (1) /   /  by the EMPLOYER among the options listed in (b)
                             below.

                  (2) / x /  by each PARTICIPANT among the options listed in
                             (b) below.

                  (3) /   /  by each Participant with respect to Deferral
                             Contributions and by the Employer with
                             respect to Employer Matching Contributions. The
                             Employer must direct the Employer Matching
                             Contributions among the same investment options made available for Participant directed sources listed in (b) below.

         (b)      PLAN INVESTMENT OPTIONS

                  Participant Accounts will be treated as invested among the Fidelity Funds listed below pursuant to Participant and/or Employer directions.


                                    FUND NAME                                   FUND NUMBER
                                    ---------                                   -----------
                            (1)  Growth & Income                                027

                            (2) Intermediate Bond                               032

                            (3)  Low Priced Stock                               316

                            (4)  Worldwide                                      318

                            (5)  Net Money Market                               630

                            (6)  US Equity Index                                650

                            (7)  Dividend Growth                                330

                            (8)  Europe                                         301


               NOTE: An additional annual recordkeeping fee will be charged for each fund in excess of ten funds.

               NOTE: The method and frequency for change of investments will be determined under the rules applicable to the selected funds. Information will be provided regarding expenses, if any, for changes in investment options.

1.12    RELIANCE ON PLAN

         An adopting Employer may not rely solely on this Plan to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" and exempt from Parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. This Agreement must be reviewed by your attorney and/or accountant before it is executed.

         This Adoption Agreement may be used only in conjunction with the CORPORATEplan for Retirement Select Basic Plan Document.

                                 EXECUTION PAGE
                                (FIDELITY'S COPY)



IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this ________day of _______________, 19_______.


                                    Employer
--------                                    -----------------------------------

                                    By
--------                                    -----------------------------------


                                    Title
--------                                    -----------------------------------


                                    Employer
--------                                    -----------------------------------

                                    By
--------                                    -----------------------------------

                                       Title
--------                                    -----------------------------------

                                 EXECUTION PAGE
                                (EMPLOYER'S COPY)



IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this ________day of _______________, 19_______.


                                    Employer
--------                                    -----------------------------------

                                    By
--------                                    -----------------------------------


                                    Title
--------                                    -----------------------------------


                                    Employer
--------                                    -----------------------------------

                                    By
--------                                    -----------------------------------

                                        Title
--------                                    -----------------------------------

                                  ATTACHMENT A

PURSUANT TO SECTION 1.03(a), THE FOLLOWING ARE THE EMPLOYEES WHO ARE ELIGIBLE TO PARTICIPATE IN THE PLAN:












                          EMPLOYER
                          -----------------------------------------------------

                          BY
                          -----------------------------------------------------

                          TITLE
                          -----------------------------------------------------

                          DATE
                          -----------------------------------------------------


NOTE: The Employer must revise Attachment A to add employees as they become eligible or delete employees who are no longer eligible.